EXHIBIT 4.1



Certificate No.___6617____   For_________ Shares Issued to_____________________

________________ Transferred from _____________ / /20

Dated _________________________, 20 ___  Receipt acknowledged __________________

No Original Certificate      No Original Shares        No. of Shares Transferred
_______________________      __________________        _________________________

NUMBER                                                  SHARES
6617

                          THE COMMONWEALTH OF KENTUCKY

                        LINCOLN INTERNTIONAL CORPORATION

                           2300 GREENE WAY, SUITE 201
                           LOUISVILLE, KENTUCKY 40220
                             PHONE: (502) 671-0010


THIS CERTIFIES THT ______________________________________ IS THE OWNER OF

____________________________________________________________FULLY PAID

AND NON-ASSESSABLE SHARES OF THE CAPITAL STOCK OF THE ABOVE BANED CORPORATION TRANSFERABLE ONLY ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. IN WITNESS WHEREOF, THE SAID CORPORATION HAS CAUSED THIS CERTIFICATE TO BE SIGNED BY ITS DULY AUTHORIZED OFFICERS AND ITS CORPORATE SEAL TO HEREUNTO AFFIXED THIS ___________DAY OF ___________________

_____________________________   _______________ ______________________________
TREASURER/SECRETARY                             PRESIDENT

EXPLANATION OF ABBREVIATIONS

The following abbreviations, when used in the inscription of ownership on the face of this certificate, shall be construed as if they were written out in full according to applicable laws or regulations. Abbreviations, in addition to those appearing below, may be used.

JT TEN As joint tenants with right of survivorship and not as tenants in common TEN COM As tenants in common
TEN ENT  As tenants by the entireties
UNIF GIFT MIN ACT   Uniform Gifts to Minors Act
CUST    Custodian for
UNIF TRANS MIN ACT  Uniform Transfers to Minors Act


FOR VALUE RECEIVED, ____________HEREBY SEE, ASSIGN AND TRANSFER UNTO
_______________________________________________________________________________

_____________________________________SHARES REPRESENTED BY THE WITHIN

CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT
_______________________________________________________ ATTORNEY
TO TRANSFER THE SAID SHARES ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED ________________________________ 20______

IN PRESENCE OF

____________________________________________   _________________________________


                                  CERTIFICATE


                                      FOR


                                     SHARES

                                       OF





                                   ISSUED TO


                        _______________________________


                                      DATE

                          ____________________________